AGREEMENT FOR THE PURCHASE OF STOCK

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into this 16th day of January, 2008, by and between Mark Poulsen, ("Mark Poulsen"), Karen Poulsen ("Karen Poulsen"), Kamaneal Investments Pty Ltd ATF The Poulsen Family Trust ("Kamaneal" and together with Mark Poulsen and Karen Poulsen, the "Sellers"), Route 32, LLC, a New York limited liability company (the "Purchaser"), and Fit For Business International, Inc., a Nevada corporation ("Fit For Business" or the "Company"), setting forth the terms and conditions upon which the Sellers will sell Eighty Four Million Eighty Thousand (84,080,000) shares of Common Stock of Fit For Business (the "Shares"), owned by them, to Purchaser.

         In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                   WITNESSETH:

         WHEREAS, the Sellers, Purchaser, and the Company have appointed Anslow & Jaclin, LLP, Attorneys At Law ("Anslow & Jaclin"), and Gregg Jaclin, Principally, to act as the Escrow Agent ("Escrow Agent") for this transaction and to receive and hold all consideration received from the Purchaser for the sale of the Shares and all documents, stock certificates, stock powers and corporate records of the Company incident to the Shares, in the Anslow & Jaclin Attorney Trust Account, pursuant to the terms of that certain Escrow Agreement of even date herewith (the "Stock Purchase Escrow Agreement"), a copy of which is attached hereto as Exhibit C.

         WHEREAS, the Purchaser, Sellers and Anslow & Jaclin, acting as the Escrow Agent, have previously entered into an Escrow Agreement dated December 21, 2007, as extended, which covers the terms under which the Purchaser paid a Fifty Thousand Dollar ($50,000) deposit into escrow. The deposit will remain in escrow after the execution of this Agreement and be governed by the terms of the Stock Purchase Escrow Agreement.

         NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

                                    ARTICLE I
                               SALE OF SECURITIES

         1.01 Sale of the Shares. Subject to the terms and conditions of this Agreement the Sellers agree to sell the Shares, which represent 85.55% of the issued and outstanding common stock and voting rights of the Company, in the amounts listed on Exhibit A, to the Purchaser for a total of Five Hundred Thousand Dollars (U.S.) ($500,000) (the "Purchase Price"). This is a private transaction between the Sellers and Purchaser.

         1.02 Stock Purchase Escrow Agreement. As further set forth in the Stock Purchase Escrow Agreement, the Sellers and Purchaser appointed Anslow & Jaclin


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to act as the Escrow Agent as to the delivery of the Purchase Price received from the Purchaser for the sale of the Shares and delivery of the Shares and documents of the Company held in the Escrow Account.

         1.03 Deposit. It is understood that a Deposit in the amount of Fifty Thousand U.S. Dollars ($50,000) has been wired on or before December 21, 2007, to the Anslow & Jaclin COLTAF Trust Account ("Escrow Account") as a deposit on the sale of the Shares being sold by the Sellers, and will be held in the Escrow Account until Closing or until the termination of the Stock Purchase Escrow Agreement, according the terms of the Stock Purchase Escrow Agreement.

         1.04 Balance to Be Paid. It is agreed that the entire balance of the Purchase Price, Four Hundred Fifty Thousand U.S. Dollars ($450,000) will be wire transferred to the Escrow Account on or before the Closing Date, and that the Closing will take place contemporaneous with such payment, subject to satisfaction or waiver of the conditions to Closing set forth herein, unless a delay is agreed to by the parties signing this Agreement. It is agreed that the Certificates representing the Shares being purchased, and Corporate Documents shall remain in the Escrow Account until the full amount of $500,000 has been paid, after which the Closing on the sale of the Shares shall take place and all stock certificates shall be delivered to the Purchaser along with all documents listed in paragraphs 2.14 and 4.02 below, as provided for in the Stock Purchase Escrow Agreement.

         1.05 Shares To Be Issued to the Sellers. It is agreed that if, within one year from the Closing, the Company merges with another company and undergoes a reverse stock split then the Sellers will be issued Two Hundred Fifty Thousand (250,000) shares of the Company's common stock in the name of the individual, Mark Poulsen, post merger and post reverse stock split, to be issued after any restructuring of the Company. It is understood that these shares will be restricted in accordance with Rule 144 and could only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act. It is further understood that any legal opinion required by the Sellers to sell such shares shall be generated by the Company's counsel within three (3) business days of the Sellers request. It is agreed that if these shares are issued the stock certificate(s) representing these shares will be delivered to The Lebrecht Group, APLC, as escrow agent, to be held pursuant to the terms of a separate escrow agreement of even date herewith (the "Subsidiary Acquisition Escrow Agreement"), a copy of which is attached hereto as Exhibit D.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         The Sellers and the Company hereby, jointly and severally, represent and warrant to the Purchaser the following:

         2.01 Organization. Fit For Business is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state of Nevada and in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary. All actions taken by the incorporators, directors and/or shareholders of the Company have been valid and in accordance with the laws of the state of Nevada. The Company is a reporting company under the Securities Exchange Act of 1934 (the "1934 Act"), is currently traded on the Over-The-Counter Bulletin Board ("OTCBB"), and at Closing will be current in its 1934 Act reporting requirements and be traded

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on the OTCBB. After the Purchase of the Shares and after Closing, the Purchaser will file the appropriate filings, if required, disclosing the acquisition of the Shares by the Purchaser ("Disclosure Document"). After the Purchase of the Shares and after Closing, the Purchaser will file any other documents relating to the transaction that is the subject of this Agreement that might be required with the Securities and Exchange Commission ("SEC") and/or the State of Nevada.

         2.02 Capital. The authorized capital stock of Fit For Business consists of 100,000,000 shares of Common Stock, $0.001 par value, of which 98,280,006 shares are issued and outstanding. There are 10,000,000 shares of preferred stock authorized, $0.001 par value, none of which are issued or outstanding. All issued and outstanding shares, including the Shares, are duly authorized, fully paid and non-assessable, and are free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of the Company, including the Shares, are subject to any stock restriction agreements, stockholder agreements, options, warrants or equitable interests in favor of any third party. The Company is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights of the Company are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of the Company's equity securities. Immediately prior to the Closing there will be approximately 78 shareholders of record of the Company. All of such shareholders, including the Sellers, have valid title to such Shares and acquired their Shares in a lawful transaction and in accordance with Nevada corporate law and the applicable federal and state securities laws.

         2.03 Subsidiaries. "Subsidiary" or "Subsidiaries" means all corporations, trusts, partnerships, associations, joint ventures or other Persons, as defined below, of which a corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%) of the voting securities or other equity or of which such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts or otherwise. "Person" means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity. Fit For Business currently has one Subsidiary, namely Fit For Business (Australia) Pty Limited ("FFB Australia").

         2.04 Financial Statements. Fit For Business is a reporting company under the 1934 Act and financials can be found within the SEC's EDGAR database. As of their respective dates, the financial statements of the Company included in the SEC Documents (as defined herein) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been

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prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). However, the Company is in the process of amending the 2006 audited financial statements due to an error and shall file an amended Annual Report on Form 10-KSB/A on or before January 15, 2008 with the SEC for period ended June 30, 2006. All the Company's financial statements contained in its reports required under the 1934 Act have been reviewed or audited, as applicable, as required under the 1934 Act. No other information provided by or on behalf of the Company to the Purchaser which is not included in the Company's regulatory filings, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made.

         2.05 Filings with Government Agencies. Fit For Business is a reporting company under the 1934 Act and files annual and quarterly reports with the SEC. The Company has made all required filings with the SEC and the State of Nevada that are required (the "Regulatory Documents"). As of their respective dates, the Regulatory Documents complied in all material respects with the requirements of the 1934 Act, and all other applicable federal and state securities laws, and the rules and regulations of the SEC promulgated thereunder applicable to the Regulatory Documents, and none of the Regulatory Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that the purchase of the Shares is contingent upon the Company filing a Quarterly Report on Form 10-QSB for the period ended December 31, 2007 on or before January 15, 2008. The Sellers will supply the Purchaser with all information that is currently available for the Company. The Company will promptly file any required filings with the SEC that might be due prior to Closing. All filings made by the Company with the SEC prior to Closing will be true and correct in all material respects.

         2.06 Liabilities. It is understood and agreed that the purchase of the Shares is predicated on the Company not having any liabilities at Closing, and the Company will not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise. All debts of the Company are listed on Exhibit B, attached to and made a part of this Agreement. All debts listed on Exhibit B will be paid directly out of the Escrow Account and/or paid by the Company before Closing or cancelled, with proper documentation signed by the holder of such obligation evidencing the fact the obligation has either been paid in full or has been cancelled prior to Closing. The Sellers are not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the Company or the Shares. To the best of knowledge of the Sellers, there is no dispute of any kind between the Company and any third party, and no such dispute will exist at the Closing of this transaction and at the Closing, the Company will be free from any and all liabilities, liens, claims and/or commitments. The Sellers agree to indemnify the Purchaser against any past liabilities pertaining to its conduct of business that should arise within 12 months of Closing.

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

         2.07 Liabilities for Subsidiary. Under United States and Australian law, Fit For Business has no liability, financial or otherwise, for the actions and/or inactions of FFB Australia, and Fit For Business has not guaranteed any obligations, financial or otherwise, of FFB Australia.

         2.08 Tax Returns. Fit For Business (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject; (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith; and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any amount claimed to be due by the taxing authority of any jurisdiction, and the Sellers know of no basis for any such claim.

         2.09 Ability to Carry Out Obligations. The Sellers and the Company have the right, power, and authority to enter into, and perform their obligations under this Agreement. The execution and delivery of this Agreement by the Sellers, and the Company, and the performance by the Sellers, and the Company, of their obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Fit For Business the officers, directors or Sellers are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Fit For Business (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Fit For Business or upon the Shares to be acquired by the Purchaser.

         2.10 Contracts, Leases and Assets. Fit For Business is not a party to any contract, agreement or lease (unless such contract, agreement or lease has been assigned to another party or Fit For Business has been released from its obligations thereunder, which contracts, agreements or leases are disclosed on
Schedule 2.10 attached hereto). No person holds a power of attorney from the Company or the Sellers. At the Closing, the Company will have no assets or liabilities.

         2.11 Compliance with Laws. Fit For Business has complied in all respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation pertaining. The Company has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. At the time that the Company sold Shares to the Seller, the Company was entitled to use the exemptions provided by the Securities Act of 1933 relative to the sale of its Shares. The Shares being sold herein are being sold in a private transaction between the Sellers and the Purchaser, and the Sellers make no representation as to whether the Shares are subject to trading restrictions under the Securities Act of 1933, as amended and rules thereunder.

         2.12 Litigation. With the exception of litigation entered into by the subsidiary of Fit For Business, Fit For Business is not a party to any suit, action, arbitration, or legal administrative, or other proceeding, or pending governmental or regulatory investigation. To the best knowledge of the Sellers, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the Company except as so noted in the last Annual and/or Quarterly Report filed with the SEC. The Company is not a party to

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or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

         2.13 Conduct of Business. Prior to the Closing, Fit For Business shall conduct its business in the ordinary course in accordance with past practice, and shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Certificate of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

         2.14 Corporate Documents. The Company keeps its books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of the Company contain records of its directors and shareholders' meetings and of actions taken by such directors and shareholders. The meetings of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same. Each of the following documents, which shall be true, complete and correct in all material respects, will be submitted at the Closing:

               (i)    Certificate of Incorporation and all amendments thereto;

               (ii)   Bylaws and all amendments thereto;

               (iii)  Minutes and Consents of Shareholders;

               (iv)   Minutes and Consents of the board of directors;

               (v)    List of officers and directors;

               (vi) Certificate of Good Standing from the Secretary of State of Nevada;

               (vii)  Current Shareholder list from the Transfer Agent;

               (viii) Stock register and stock certificate records of Fit For
                      Business.

         2.15 Closing Documents. All minutes, consents or other documents pertaining to Fit For Business to be delivered at the Closing shall be valid and in accordance with the laws of Nevada.

         2.16 Title. The Sellers have good and marketable title to all of the Shares being sold by them to the Purchaser pursuant to this Agreement. The Shares will be, at the Closing, free and clear of any and all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement,

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none of the Sellers are a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by the Purchaser (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

         2.17 Transfer of Shares. The Sellers will have the responsibility for sending all certificates representing the Shares being purchased, along with the proper Stock Powers with Bank Signature Guarantees or Power of Attorney to the Escrow Agent for delivery to the Purchaser.

         2.18 Significant Changes. The Sellers understand that significant changes may be made in the capitalization and/or stock ownership of Fit For Business, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of Fit For Business.

         2.19 Representations. All representations shall be true as of the date of this Agreement and Closing and all such representations shall survive the Closing.

                                   ARTICLE III
                                     CLOSING

         3.01 Closing for the Purchase of Common Stock. The Closing (the "Closing") of this transaction for the Shares of Common Stock being purchased will occur when all of the documents and consideration described in Sections
2.14 above and in 3.02 below, have been delivered. Unless the Closing of this transaction takes place within five (5) business days after the Company either:
i) files its Quarterly Report on Form 10-QSB for the period ended December 31, 2007, ii) files an amended filing with its amended audited financial statements for the fiscal year ended June 30, 2006, or iii) 10 days after the mailing of the Schedule 14F-1 (as set forth below), whichever is later, then either party may terminate this Agreement. If this Agreement is terminated pursuant to
Section 5.02 below or the failure of the Sellers to provide the documents specified in Section 2.14 or the documents listed below in Section 3.02, then all consideration paid by the Purchaser shall be returned to the Purchaser. If this Agreement is terminated by the Sellers due to the failure of the Purchaser to provide the Purchase Price, then the Deposit previously paid by the Purchaser will be forfeited to the Sellers and the Sellers shall have no further liability to the Purchaser and the Purchaser shall have no further liability to the Sellers, except that such Deposit shall be returned to the Purchaser if termination shall occur by the Purchaser pursuant to Section 5.02 below.

         However, it is understood by all parties that, in addition to any other terms or conditions described herein, the purchase of the Shares by the Purchaser is contingent on the Company: i) filing an amended filing with its amended audited financial statements for the fiscal year ended June 30, 2006,
ii) filing its Quarterly Report on Form 10-QSB for the period ended December 31, 2007, iii) filing a Current Report on Form 8-K disclosing this Agreement, and
iv) filing a Schedule 14F-1, mailing the Schedule 14F-1 to all its shareholders, and having at least 10 days pass after the mailing of the Schedule 14F-1 to its shareholders.

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         This Agreement can be terminated in the event of any material breach by either party and the Deposit and Purchase Price will be returned to Purchaser unless the only material breach of this Agreement is the Purchaser's failure to pay the remaining $450,000 of the Purchase Price, in which case the Deposit is forfeited to the Sellers.

         3.02 Documents and Payments to be Delivered at Closing of the Shares Purchase. As part of the Closing, those documents listed in 2.14 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the parties, shall be delivered:

                  (a)      By the Sellers:

                           (i) stock certificate or certificates, along with
                  Bank Guaranteed stock powers or Power of Attorney acceptable to the Transfer Agent for the transfer of the Shares to the Purchaser, representing the Shares (84,080,000 shares of common stock), endorsed in favor of the name or names as designated by Purchaser or left blank;

                           (ii) the resignation of all officers of Fit For
                  Business;

                           (iii) the appointment of a new President, Secretary
                  and Treasurer of the Company as designated by Purchaser;

                           (iv) the appointment of new directors of the Company
                  as designated by the Purchaser and the resignation of all its current directors;

                           (v) true and correct copies of all of the business
                  and corporate records of Fit For Business, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that exist;

                           (vi) written confirmation of the approval of this
                  Agreement and the herein described transactions by the Sellers and the Company's Board of Directors;

                           (vii) proper documentation signed by the holder of
                  each obligation and liability of the Company at Closing evidencing the fact the obligation has either been paid in full or has been cancelled prior to Closing (as stated in Section 2.06, above);

                           (viii) fully executed copies of the Stock Purchase
                  Escrow Agreement and the Subsidiary Acquisition Escrow Agreement; and

                           (viii) such other documents of the Sellers or the
                  Company as may be reasonably required by Purchaser, if available.

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

                  (b)      By the Purchaser:

                           (i) wire transfer to the Anslow & Jaclin Escrow
                  Account the amount of $450,000.00, which, in addition to the initial deposit of $50,000 is the full payment for the Purchase Price for the Shares;

                           (ii) Names of all individuals to be appointed as
                  President, Secretary, Treasurer and director of the Company at Closing;

                           (iii) written confirmation of the approval of this
                  Agreement and the herein described transactions by the Purchaser; and

                           (iv) a fully executed copy of the Stock Purchase
                  Escrow Agreement.

                  (c)      By the Company:

                           (i) a signed copy of the Subsidiary Acquisition
                  Option Agreement and the Subsidiary Acquisition Escrow Agreement.

                                   ARTICLE IV
                                INVESTMENT INTENT

         4.01 Transfer Restrictions. The Purchaser (and/or assigns) agrees that the securities being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration ("Transfer") only pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

         4.02. Investment Intent. The Purchaser is acquiring the Shares for their own account for investment, and not with a view toward distribution thereof.

         4.03. No Advertisement. The Purchaser acknowledges that the Shares have been offered to them in direct communication between them and Sellers, and not through any advertisement of any kind.

         4.04. Knowledge and Experience. (a) The Purchaser acknowledges that they have been encouraged to seek their own legal and financial counsel to assist them in evaluating this purchase. The Purchaser acknowledges that the Sellers have given them and all of their representatives access to all information relating to the Company's business that they or any one of them have requested or have committed to provide prior to on or before Closing. The Purchaser acknowledges that they have sufficient business and financial experience, and knowledge concerning the affairs and conditions of the Company so that they can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

         4.05.    Restrictions on Transferability.

                  (a) The Purchaser is aware of the restrictions of transferability of the Shares and further understand the certificates shall bear the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                  (b) The Purchaser understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act.

                                    ARTICLE V
                    COVENANTS, INDEMNIFICATION, AND REMEDIES

         5.01 Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by binding arbitration in Los Angeles, California in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. All Parties agree not to contest venue or that arbitration is the sole recourse to resolve any disputes between the Parties related to this Agreement.

         5.02 Termination. In addition to any other remedies, the Purchaser may terminate this Agreement, if the Sellers (i) have failed to comply with all material terms of this Agreement, (ii) have failed to supply any documents required by this Agreement unless they do not exist, (iii) have failed to disclose any material facts which could have a substantial effect on any part of this transaction, or (iv) during the due diligence investigation by the Purchaser, something of significance with respect to Fit For Business or the Sellers is discovered that the Purchaser was not previously made aware of.

         5.03 Indemnification by Sellers. From and after the Closing, the Sellers, jointly and severally, agree to indemnify the Purchaser against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by the Sellers or any material misrepresentation by the Sellers contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading by the Sellers.

         5.04 Indemnification by Purchaser. From and after the Closing, the Purchaser agrees to indemnify the Sellers against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by the Purchaser or any material misrepresentation by the Purchaser contained herein, or (ii) any

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

misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading by the Purchaser.

         5.05 Indemnification Non-Exclusive. The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

         5.06 Covenants. To induce the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, Fit For Business and the Purchaser covenant and agree as follows:

                  (a) Notices and Approvals. Fit For Business and the Sellers agree: (a) to give all notices to third parties which may be necessary or deemed desirable by the Purchaser in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by the Purchaser in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by the Purchaser in connection with this Agreement and the consummation of the transactions contemplated hereby.

                  (b) Information for the Purchaser's Statements and Applications. Fit For Business and the Sellers and their employees, accountants and attorneys shall cooperate fully with the Purchaser in the preparation of any statements or applications made by the Purchaser to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish the Purchaser with all information concerning Fit For Business and the Sellers necessary or deemed desirable by the Purchaser for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

                  (c) Access to Information. The Purchaser, together with its appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of Fit For Business and the Sellers and have full access to all of the books and records of Fit For Business during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

                  The obligation of the Purchaser to pay the Purchase Price and to satisfy its other obligations hereunder shall be subject to the fulfillment (or waiver by the Purchaser), at or prior to the Closing, of the following conditions, which the Company and the Sellers agree to use their best efforts to cause to be fulfilled:

                           (a) Representations, Performance. If the Closing Date
                  is not the date hereof, the representations and warranties contained in Article II hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date; the Company and the Sellers shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                           (b)   Consents.   Any   required   consent   to   the
                  transactions contemplated by this Agreement shall have been obtained or waived.

                           (c) Litigation. No suit, action, arbitration or other
                  proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damages or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of Fit For Business.

                           (d) Proceedings and Documentation. All proceedings of
                  Fit For Business in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such proceedings, shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and Purchaser's counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which the Purchaser is entitled and as may be reasonably requested.

                           (e) Property Loss. No portion of Fit For Business'
                  assets shall have been destroyed or damaged or taken by condemnation under circumstances where the loss thereof will not be substantially reimbursed to the Purchaser through the proceeds of applicable insurance or condemnation award.

                           (f) Consents and Approvals. All material licenses,
                  permits, consents, approvals, authorizations, qualifications and orders of governmental or regulatory bodies which are (1) necessary to enable the Purchaser to fully operate the business of Fit For Business as contemplated from and after the Closing shall have been obtained and be in full force and effect, or (2) necessary for the consummation of the transactions contemplated hereby, shall have been obtained. Any notices to or consents of any party to any agreement or commitment constituting part of the transactions contemplated hereby, or otherwise required to consummate any such transactions, shall have been delivered or obtained.

                           (g) SEC Filings. The Company shall have filed with
                  the SEC, on Form 10-QSB or other applicable form, its quarterly financial statements and other required information for the quarter ended December 31, 2007, shall have filed its amended financial statements for 2006, shall have filed a Form 8-K regarding this Agreement, and shall have filed a Schedule 14F-1, mailed to its shareholders, and 10 days have passed since the mailing, as noted above.

                           (h) Subsidiary Acquisition Option Agreement. The
                  Company and Mark Poulsen shall have entered into an agreement, satisfactory in form and content to the Purchaser, whereby the Company may opt, in its sole discretion, to sell 100% of the outstanding common stock of FFB Australia to Mark Poulsen on an "as-is" basis and without any representation or warranties (the "Subsidiary Acquisition Option Agreement").

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

         7.02 No Oral Change. This Agreement and any provision hereof, may not be amended, waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         7.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

         7.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         7.05 Entire Agreement. This Agreement, together with the schedules and exhibits hereto, sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

         7.06 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

         7.07 Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be delivered by facsimile or overnight courier to the following addresses:


         If to the Sellers:
         -----------------
         Mark Poulsen
         Fit For Business (Australia) Pty, Ltd.
         10/27 Mayneview Street, Milton Q 4064 Australia
         Telephone:  0733673355
         Facsimile:  07336732252
         Email - mark@fitforbusiness.com.au

         With a copy to:

         Anslow + Jaclin, LLP
         195 Route 9 South, Suite 204
         Manalapan, NJ 07726
         Telephone:   732-409-1212
         Facsimile:   732-577-1188
         Attention:   Richard I. Anslow, Esq

         If to the Purchaser:
         -------------------
         Adele Ruger, Managing Member
         Route 32, LLC
         3 Henry Court
         New Paltz, New York 12561
         Telephone:
         Facsimile:
         Email -

         The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

         7.08 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

         7.9 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

         7.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

         7.11 Survival of Representations. All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the parties or of any information a party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

         7.12 Incorporated by Reference. All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

         7.13 Remedies Cumulative. No remedy herein conferred upon any party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         7.14 Execution of Additional Documents. Each party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         7.15 Finders' and Related Fees. Each of the parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

         7.16 Governing Law. This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

         7.17 Forum. Each of the Parties hereto acknowledges that any action for money damages must be settled by binding arbitration per Section 5.01, however, all Parties also agree that if any action is brought by a Party that is not subject to arbitration, such as for specific performance, then all Parties agree that such action or suit may only be brought in a federal or state court in Los Angeles, California.

         7.18 Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.


         7.19 Representation. The parties acknowledge that The Lebrecht Group, APC represents the Purchaser in connection with the negotiation and drafting of this Agreement. The Lebrecht Group, APC has not represented Fit For Business or the Sellers in connection with the negotiation and drafting of this Agreement.

         7.20 Public Disclosure. Subject to any applicable requirements of law, the parties hereto shall not make any public disclosure concerning the subject matter hereof or the transactions contemplated hereby without the prior written consent of the other.

         7.21 Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such fees and expenses of the parties hereto shall be paid prior to Closing.

             [remainder of page left blank; signature page follows]

         In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

"Purchaser"                              "Fit For Business" or "Company"

Route 32, LLC,                           Fit For Business International, Inc.,
a New York limited liability company     a Nevada corporation


____________________________________     ____________________________________
By:      Adele Ruger                     By:      Mark Poulsen
Its:     Managing Member                 Its:     President and CEO



"Shareholders"


____________________________________     ____________________________________
Mark Poulsen, an individual              Karen Poulsen, an individual



____________________________________
[_______________] on behalf of Kamaneal Investments
Pty Ltd ATF The Poulsen Family Trust

                                  Schedule 2.10
                                  -------------

                          Contracts, Leases and Assets

                                    EXHIBIT A
                                    ---------

                              SELLING SHAREHOLDERS


            Selling Shareholder                  Number of Shares

Mark Poulsen                                         74,040,000
Karen Poulsen                                         1,540,000
Kamaneal Investments Pty Ltd ATF The
Poulsen Family Trust                                  8,500,000

Total:                                               84,080,000

                                    EXHIBIT B
                                    ---------

               LIABILITIES of FIT FOR BUSINESS INTERNATIONAL, INC.

The following is a complete list of all liabilities of Fit For Business International, Inc. as of the Signing of the


1.       Porter Associates                                $ 22,698.75
2.       Mendozer Berger & Company, L.L.P.                $ 28,518.58
3.       Florence Accounting                              $  2,260.00
4.       Fort Street Equity                               $ 80,000.00
5.       Edgar Services                                   $    570.00
6.       Anslow & Jaclin, LLP                             $ 20,000.00

TOTAL                                                     $158,664.99

                                    EXHIBIT C
                                    ---------

                         STOCK PURCHASE ESCROW AGREEMENT

                                    EXHIBIT D
                                    ---------

                     SUBSIDIARY ACQUISITION ESCROW AGREEMENT